Exhibit 99.1

29903 Agoura Road, Agoura Hills, California 91301	FOR IMMEDIATE RELEASE
Telephone: 818 871-5000 Fax: 818 871-7400
Julie MacMedan
THQ/Investor Relations
818/871-5125

Liz Pieri
THQ/Media Relations
818/871-5061

THQ REPORTS RECORD FISCAL 2007 THIRD QUARTER RESULTS

AGOURA HILLS, Calif. – February 2, 2007 - THQ Inc. (NASDAQ: THQI) today announced record net sales and earnings for the fiscal third quarter ended December 31, 2006, updated its outlook for the fiscal year ending March 31, 2007, and provided initial guidance for the fiscal year ending March 31, 2008.

THQ’s fiscal 2007 third quarter net sales increased 33% to $475.7 million, from $357.8 million a year ago, driven by strong sales of WWE® SmackDown® vs. Raw® 2007, Cars, Avatar, SpongeBob SquarePants and Destroy All Humans!® 2.

The company reported record fiscal third quarter net income of $62.1 million, or $0.91 per diluted share, which included stock-based compensation expense of $0.09 per diluted share.  On a non-GAAP basis, excluding stock-based compensation expense, net income was $68.1 million, or $1.00 per diluted share.  For the same period a year ago, THQ reported net income of $46.9 million, or $0.71 per diluted share, which included stock-based compensation expense of $0.02 per diluted share.  On a non-GAAP basis, excluding stock-based compensation expense, fiscal 2006 third quarter net income was $47.8 million or $0.73 per diluted share.  A reconciliation of non-GAAP to GAAP results is provided in the accompanying financial tables.

For the nine months ended December 31, 2006, net sales increased 30% to $854.8 million, from $658.5 million for the same period a year ago.  THQ reported net income of $61.5 million, or $0.92 per diluted share, which included stock-based compensation expense of $0.18 per diluted share.  On a non-GAAP basis, excluding stock-based compensation expense, net income was $74.0 million, or $1.10 per diluted share.  For the prior year period, THQ reported net income of $40.8 million or $0.63 per diluted share, which included stock-based compensation expense of $0.03 per diluted share.  On a non-GAAP basis, excluding stock-based compensation expense, net income for the prior year period was $43.1 million, or $0.66 per diluted share.  A reconciliation of non-GAAP to GAAP results is provided in the accompanying financial tables.

- more -

“THQ significantly outperformed the market this year. Not only did we grow our market share in every major territory, we also significantly improved profitability while making investments in our product pipeline and internal development capabilities.

“Our success was driven by our Disney/Pixar, WWE and Nickelodeon franchises, as well as outstanding results for our two newest owned intellectual properties, Saints Row and Company of Heroes.  We now own six well-established franchises, each with one million plus unit sales that we plan to sequel and extend well into the future,” said Brian Farrell, president and CEO of THQ.

Business Highlights

Fiscal 2007 Title Performance*

•                  Cars videogames achieved the #1 movie title and #2 overall console title ranking in the US for calendar 2006.  Cars has now shipped more than seven million units

•                  WWE SmackDown vs. Raw 2007 ranked in the top ten titles for December and top 20 for calendar 2006.   WWE SmackDown vs. Raw 2007 has now shipped nearly 4 million units

•                  Saints Row™ was the #1 original game from an independent publisher on the Xbox 360™ and ranked in the top ten Xbox 360 titles of 2006.  Saints Row has now shipped more than 1.3 million units

•                  Fiscal year-to-date, seven of THQ’s titles have shipped more than one million units

THQ Gains Market Share*

•                  THQ was the #1 independent publisher on the Nintendo DS in the US for calendar 2006

•                  THQ grew 2006 US console and PC market share to 7.6%, up from 6.8% a year ago, and was the #3 independent publisher in the US

•                  THQ grew 2006 UK console and PC market share to 7.9%, up from 6.4% a year ago, and was the #2 independent publisher in the UK, up from #4 a year ago, according to UK Chart Track

•                  In addition to the US and UK markets, THQ gained market share in each major territory, including Australia, France and Spain, according to GfK

New Developments

•                  THQ announced an exclusive, worldwide agreement with Zuffa, LLC to publish videogames based on the Ultimate Fighting Championship® (UFC®) brand through 2011

•                  THQ expanded its internal next-generation console development capabilities with the acquisition of Mass Media

•                  During the quarter, THQ opened direct sales operations in Milan, Italy, and Zurich, Switzerland

•                  THQ announced the addition of Gary Rieschel, a 25-year technology and investment veteran based in Shanghai, China, to its board of directors

*US Market Data Source: NPD Group, Inc.

Financial Guidance

THQ reaffirmed previous guidance for the fourth quarter and updated guidance for the full fiscal year ending March 31, 2007.  The company provided initial guidance for the fiscal year ending March 31, 2008:

•                  For the fourth quarter of fiscal 2007, THQ expects net sales of approximately $146 million and earnings per diluted share of approximately $0.14 ($0.09 on a GAAP basis, which includes $0.05 per diluted share in non-cash stock-based compensation expense).

•                  For the fiscal year ending March 31, 2007, the company expects net sales of approximately $1 billion and earnings per diluted share of approximately $1.23 ($1.00 on a GAAP basis, which includes $0.23 per diluted share in non-cash stock-based compensation expense).

•                  For the fiscal year ending March 31, 2008, the company expects net sales in the range of $1.12 billion to $1.15 billion and earnings per diluted share in the range of $1.34 to $1.44 ($1.11 to $1.21 on a GAAP basis, which includes $0.23 per diluted share in non-cash stock-based compensation expense.)

Non-GAAP Measures

THQ makes reference to certain non-GAAP measures, including operating income, certain expenses (including sales and marketing, product development, general and administrative), net income and net income per share, which exclude stock-based compensation expense and the payroll tax effects of our historical stock option grant practices investigation to allow for a better comparison of results in the current period to those in prior periods that did not include FAS 123(R) stock-based compensation expense.  THQ’s reference to these measures should not be considered in isolation but in addition to results that are presented as consistent with GAAP.  These non-GAAP measures are provided to enhance investors’ overall understanding of the company’s current financial performance and the company’s prospects for the future and provide further information for comparative purposes due to the adoption of the new accounting standard FAS 123(R).  Specifically, the company believes the non-GAAP measures provide useful information to investors by excluding certain expenses that may not be indicative of its core operating results and business outlook.

Investor Conference Call

THQ will host a conference call to discuss fiscal third quarter results today at 11:00 a.m. Eastern/8:00 a.m. Pacific. Please dial (866) 203-2528 or (617) 213-8847, access code 42689002 to listen to the call or visit the THQ Inc. Investor Relations home page at www.thq.com.  The online archive of the broadcast will be available approximately two hours after the live call ends.  In addition, a telephonic replay of the conference call will be provided approximately two hours after the live call ends through February 6, 2007 by dialing (888) 286-8010 domestically, or (617) 801-6888 internationally, access code 70353511.

About THQ

THQ Inc. (NASDAQ: THQI) is a leading worldwide developer and publisher of interactive entertainment software.  Headquartered in Los Angeles County, California, THQ sells product through its global network of offices located throughout North America, Europe and Asia Pacific.  More information about THQ and its products may be found at www.thq.com and www.thqwireless.com. THQ, THQ Wireless, Company of Heroes, Destroy All Humans!, Saints Row and their respective logos are trademarks and/or registered trademarks of THQ Inc.

All other trademarks are trademarks or registered trademarks of their respective owners.

This press release contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, the company’s expectations for revenue and earnings per share for the fiscal 2007 fourth quarter and full year, and the fiscal 2008 full year.  These forward-looking statements are based on current expectations, estimates and projections about the business of THQ Inc. and its subsidiaries (collectively referred to as “THQ”) and are based upon management’s beliefs and certain assumptions made by management.  Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, economic, competitive and technological factors affecting the operations, markets, products, services and pricing of THQ.  THQ did not retain nor otherwise influence The NPD Group, Inc.,UK Chart-Track or GfK.   Unless otherwise required by law, THQ disclaims any obligation to update its view on any such risks or uncertainties or to revise or publicly release the results of any revision to these forward-looking statements.  Readers should carefully review the risk factors and the information that could materially affect THQ’s financial results, described in other documents that THQ files from time to time with the Securities and Exchange Commission, including its Quarterly Reports on Form 10-Q and its Annual Report on Form 10-K/A for the fiscal period ended March 31, 2006, and particularly the discussion of risk factors that may affect results of operations set forth therein.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

# # #

(Tables Follow)

THQ Inc. and Subsidiaries

Unaudited Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2006	2005(1)	2006	2005(1)
		As restated(2)		As restated(2)
Net sales	$475,741	$357,848	$854,767	$658,507

Costs and expenses:
Cost of sales	162,110	126,160	288,117	229,695
License amortization and royalties	49,759	41,899	86,903	66,358
Software development amortization	71,417	33,129	140,364	80,924
Product development	21,912	26,685	73,834	71,800
Selling and marketing	51,213	42,678	116,849	104,460
Venture partner expense	13,503	8,537	14,985	11,126
General and administrative	24,100	15,074	59,271	42,414
Total costs and expenses	394,014	294,162	780,323	606,777
Income from continuing operations	81,727	63,686	74,444	51,730
Interest and other income, net	2,595	1,217	9,071	4,623
Income from continuing operations before income taxes and minority interest	84,322	64,903	83,515	56,353
Income taxes	24,367	17,917	24,215	15,482
Income from continuing operations before minority interest	59,955	46,986	59,300	40,871
Minority interest	(7)	(62)	136	(116)
Income from continuing operations	59,948	46,924	59,436	40,755
Gain on sale of discontinued operations, net of tax	2,107	—	2,107	—
Net income	$62,055	$46,924	$61,543	$40,755

Net income per share – basic:
Continuing operations	$0.92	$0.75	$0.92	$0.65
Discontinued operations	0.03	—	0.03	—
Net income per share – basic	$0.95	$0.75	$0.95	$0.65
Shares used in per share calculation – basic	65,387	62,982	64,737	62,265
Net income per share – diluted:
Continuing operations	$0.88	$0.71	$0.89	$0.63
Discontinued operations	0.03	—	0.03	—
Net income per share – diluted	$0.91	$0.71	$0.92	$0.63
Shares used in per share calculation – diluted	68,101	65,768	67,150	65,101

(1)          Certain reclassifications have been made to the prior period’s unaudited consolidated statement of operations to conform to the current period presentation.

(2)          Amounts are restated as a result of our historical stock option grant practices investigation as more fully described in the Explanatory Note and in Footnote 2 of the Notes to the Consolidated Financial Statements in our March 31, 2006 10-K/A.

THQ Inc. and Subsidiaries

Reconciliation of GAAP Net Income to Non-GAAP Net Income

(In thousands, except per share data)

	Three Months Ended				Three Months Ended
	December 31, 2006				December 31, 2005
	GAAP	Adjustments (a)		Non-GAAP	GAAP (d)	Adjustments (a)		Non-GAAP
					As restated (e)
Net sales	$475,741	$—		$475,741	$357,848	$—		$357,848

Costs and expenses:
Cost of sales	162,110	—		162,110	126,160	—		126,160
License amortization and royalties	49,759	—		49,759	41,899	—		41,899
Software development amortization	71,417	(625	)(b)	70,792	33,129	—		33,129
Product development	21,912	(1,470	)(b)	20,442	26,685	(362	)(b)	26,323
Selling and marketing	51,213	(1,125	)(b)	50,088	42,678	(130	)(b)	42,548
Venture partner expense	13,503	—		13,503	8,537	—		8,537
General and administrative	24,100	(3,534	)(b)	20,566	15,074	(561	)(b)	14,513
Total costs and expenses	394,014	(6,754)		387,260	294,162	(1,053)		293,109
Income from continuing operations	81,727	6,754		88,481	63,686	1,053		64,739
Interest and other income, net	2,595	25		2,620	1,217	70		1,287
Income from continuing operations before income taxes and minority interest	84,322	6,779		91,101	64,903	1,123		66,026
Income taxes	24,367	724	(c)	25,091	17,917	253	(c)	18,170
Income from continuing operations before minority interest	59,955	6,055		66,010	46,986	870		47,856
Minority interest	(7)	—		(7)	(62)	—		(62)
Income from continuing operations	59,948	6,055		66,003	46,924	870		47,794
Gain on sale of discontinued operations, net of tax	2,107	—		2,107	—	—		—
Net income	$62,055	$6,055		$68,110	$46,924	$870		$47,794

Net income per share – basic:
Continuing operations	$0.92			$1.01	$0.75			$0.76
Discontinued operations	0.03			0.03	—			—
Net income per share – basic	$0.95			$1.04	$0.75			$0.76
Shares used in per share calculation – basic	65,387			65,387	62,982			62,982
Net income per share – diluted:
Continuing operations	$0.88			$0.97	$0.71			$0.73
Discontinued operations	0.03			0.03	—			—
Net income per share – diluted	$0.91			$1.00	$0.71			$0.73
Shares used in per share calculation – diluted	68,101			68,101	65,768			65,768

Notes:

(a)          See explanation above regarding the Company’s practice on reporting non-GAAP financial measures.

(b)         Stock-based compensation expense recorded under SFAS 123(R) in fiscal 2007 and APB 25 in fiscal 2006 (prior to the Company’s adoption of SFAS 123(R) on April 1, 2006) and the payroll tax effects of our historical stock option grant practices investigation.

(c)          Income tax associated with stock-based compensation expense and the payroll tax effects of our historical stock option grant practices investigation.

(d)         Certain reclassifications have been made to the prior period’s unaudited consolidated statement of operations to conform to the current period presentation.

(e)          Amounts are restated as a result of our historical stock option grant practices investigation as more fully described in the Explanatory Note and in Footnote 2 of the Notes to the Consolidated Financial Statements in our March 31, 2006 10-K/A.

	Nine Months Ended				Nine Months Ended
	December 31, 2006				December 31, 2005
	GAAP	Adjustments (a)		Non-GAAP	GAAP (d)	Adjustments (a)		Non-GAAP
					As restated (e)

Net sales	$854,767	$—		$854,767	$658,507	$—		$658,507

Costs and expenses:
Cost of sales	288,117	—		288,117	229,695	—		229,695
License amortization and royalties	86,903	—		86,903	66,358	—		66,358
Software development amortization	140,364	(788	)(b)	139,576	80,924	—		80,924
Product development	73,834	(3,587	)(b)	70,247	71,800	(788	)(b)	71,012
Selling and marketing	116,849	(2,486	)(b)	114,363	104,460	(950	)(b)	103,510
Venture partner expense	14,985	—		14,985	11,126	—		11,126
General and administrative	59,271	(8,990	)(b)	50,281	42,414	(1,175	)(b)	41,239
Total costs and expenses	780,323	(15,851)		764,472	606,777	(2,913)		603,864
Income from continuing operations	74,444	15,851		90,295	51,730	2,913		54,643
Interest and other income, net	9,071	61		9,132	4,623	191		4,814
Income from continuing operations before income taxes and minority interest	83,515	15,912		99,427	56,353	3,104		59,457
Income taxes	24,215	3,458	(c)	27,673	15,482	727	(c)	16,209
Income from continuing operations before minority interest	59,300	12,454		71,754	40,871	2,377		43,248
Minority interest	136	—		136	(116)	—		(116)
Income from continuing operations	59,436	12,454		71,890	40,755	2,377		43,132
Gain on sale of discontinued operations, net of tax	2,107	—		2,107	—	—		—
Net income	$61,543	$12,454		$73,997	$40,755	$2,377		$43,132

Net income per share – basic:
Continuing operations	$0.92			$1.11	$0.65			$0.69
Discontinued operations	0.03			0.03	—			—
Net income per share – basic	$0.95			$1.14	$0.65			$0.69
Shares used in per share calculation – basic	64,737			64,737	62,265			62,265
Net income per share – diluted:
Continuing operations	$0.89			$1.07	$0.63			$0.66
Discontinued operations	0.03			0.03	—			—
Net income per share – diluted	$0.92			$1.10	$0.63			$0.66
Shares used in per share calculation – diluted	67,150			67,150	65,101			65,101

Notes:

(a)          See explanation above regarding the Company’s practice on reporting non-GAAP financial measures.

(b)         Stock-based compensation expense recorded under SFAS 123(R) in fiscal 2007 and APB 25 in fiscal 2006 (prior to the Company’s adoption of SFAS 123(R) on April 1, 2006) and the payroll tax effects of our historical stock option grant practices investigation.

(c)          Income tax associated with stock-based compensation expense and the payroll tax effects of our historical stock option grant practices investigation.

(d)         Certain reclassifications have been made to the prior period’s unaudited consolidated statement of operations to conform to the current period presentation.

(e)          Amounts are restated as a result of our historical stock option grant practices investigation as more fully described in the Explanatory Note and in Footnote 2 of the Notes to the Consolidated Financial Statements in our March 31, 2006 10-K/A.

THQ Inc. and Subsidiaries
Unaudited Consolidated Balance Sheets
(In thousands)

	December 31,	March 31,
	2006	2006

ASSETS
Cash, cash equivalents and short-term investments	$407,235	$371,637
Accounts receivable, net	180,909	78,876
Inventory	45,874	28,620
Licenses	43,032	20,849
Software development	113,347	91,843
Income taxes receivable	—	4,686
Prepaid expenses and other current assets	36,070	12,420
Total current assets	826,467	608,931
Property and equipment, net	42,576	37,485
Licenses, net of current portion	44,975	60,623
Software development, net of current portion	15,619	17,236
Income taxes receivable, net of current portion	10,273	10,273
Goodwill	86,027	90,872
Other long-term assets, net	18,662	23,048
TOTAL ASSETS	$1,044,599	$848,468

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$64,814	$34,871
Accrued and other current liabilities	168,977	110,924
Income taxes payable	16,984	—
Deferred income taxes	486	3,578
Total current liabilities	251,261	149,373
Other long-term liabilities	49,218	60,323
Deferred income taxes, net of current portion	9,681	9,681
Total liabilities	310,160	219,377
Minority interest	(128)	1,340
Total stockholders’ equity	734,567	627,751
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,044,599	$848,468

THQ Inc. and Subsidiaries

Unaudited Supplemental Financial Information

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2006	2005	2006	2005

Platform Revenue Mix

Consoles
Microsoft Xbox 360	12.5%	0.0%	14.5%	0.0%
Microsoft Xbox	2.6	4.5	3.0	12.2
Nintendo Wii	5.1	0.0	2.8	0.0
Nintendo Game Cube	4.5	9.7	5.7	8.2
Sony PlayStation 2	38.2	43.3	31.3	39.5
	62.9	57.5	57.3	59.9

Handheld
Nintendo Dual Screen	11.2	4.7	10.4	2.8
Nintendo Game Boy Advance	10.1	23.4	11.9	21.5
Sony PlayStation Portable	5.9	3.7	6.5	2.1
Wireless	1.6	2.5	2.6	4.3
	28.8	34.3	31.4	30.7

PC	8.3	8.0	11.3	9.2
Other	0.0	0.2	0.0	0.2
	100.0%	100.0%	100.0%	100.0%

Geographic Revenue Mix
Domestic	61.9%	63.1%	59.6%	61.1%
Foreign	38.1	36.9	40.4	38.9
	100.0%	100.0%	100.0%	100.0%